KIMBERLITE INVESTMENT TRUST

PSP MULTI-MANAGER FUND

Ticker Symbol - CEFFX

Supplement to Prospectus and Statement of Additional Information

Dated December 29, 2015

This Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2015, of the PSP Multi-Manager Fund (the “Fund”), a series of Kimberlite Investment Trust, formerly known as PSP Family of Funds (the “Trust”), updates the Prospectus and SAI to include revised information as described below.  For further information, please contact the Fund toll-free at (855) 318-2804.  You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to PSP Multi-Manager Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling the Fund toll-free at the number above.

New Advisory Agreement; New Expense Limitation Agreement; New Portfolio Manager

Both the Board of Trustees of the Trust and a majority of the Fund’s shareholders, acting by written consent, have approved the entry by the Trust, on behalf of the Fund, into a new investment advisory agreement (the “Advisory Agreement”) and a new expense limitation agreement (“Expense Limitation Agreement”) with Kimberlite Asset Management, LLC (“Kimberlite”) in connection with a transaction between the Fund’s former investment adviser, Pulteney Street Capital Management, LLC (“Pulteney”) and Kimberlite.  The Expense Limitation Agreement and the Advisory Agreement will go into effect as of January 1, 2015.  Consistent with the foregoing, the term “Adviser” in the Prospectus and SAI shall mean Kimberlite, as the context requires.  Under the Advisory Agreement, the Fund will pay Kimberlite a monthly fee based on an annualized rate of 0.95% of the average daily net asset value of the Fund.  Other than the change in the investment adviser and the decrease in the management fee, the terms of the Advisory Agreement are substantially similar to the prior agreement with Pulteney.

The Expense Limitation Agreement with Kimberlite is on substantially similar terms as the prior agreement with Pulteney. As Pulteney did under its most recent expense limitation agreement with the Fund, Kimberlite has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest on borrowings and interest and dividends on securities sold short, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 2.64% of the average daily net assets of the Fund.   The Expense Limitation Agreement cannot be terminated prior to February 1, 2017 without the Board of Trustees’ approval.

In addition, Neal Neilinger, the President of Kimberlite, will replace Sean M. McCooey, the Managing Member of Pulteney, as the Fund’s portfolio manager, upon effectiveness of the Advisory Agreement. Mr. Neilinger receives a base salary from Kimberlite.  Mr. Neilinger is also a controlling owner of Kimberlite, and is entitled to profits related to his ownership.  Since profits are expected to increase as assets increase, he is expected to receive increased profits as an owner of Kimberlite as assets of the Fund increase. Mr. Neilinger may also be eligible to participate in Kimberlite’s retirement plan.

The table below shows the amount of Fund equity securities beneficially owned by the portfolio manager as of December 23, 2015, stated as one of the following ranges: A = None; B = $1-$10,000; C =

$10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Neal Neilinger	A

As of December 23, 2015, other than the Fund, Nr. Neilinger is not responsible for the day-to-day management of any other accounts.

Kimberlite’s principal office is located at 230 Park Avenue, 27th Floor, New York, NY 10169. Kimberlite is controlled by its two owners, Neal Neilinger and Kimberlite Advisors, LLC.  Mr. Neilinger is the President of the Adviser and the President and Chief Compliance Officer of Congressional Capital Management LLC. Mr. Neilinger has over twenty five (25) years of experience in the industry and has held senior positions at Lehman Brothers, Deutsche Bank and Dresdner Bank. Most recently, Mr. Neilinger was the Chief Investment Officer and Vice Chairman of Aladdin Capital from 2008-2012.  Kimberlite Advisors, LLC is a registered broker-dealer providing advisory and capital raising services to global financial institutions, institutional investors, financial sponsors and family offices.

Temporary Cash Holding to Facilitate Transition to New Strategy

The Board of Trustees of the Trust and a majority of the Fund’s shareholders, acting by written consent, also approved the transition of the Fund’s investment strategy to a strategy pursuant to which the Fund will invest primarily in preferred and debt securities of companies in the financial sector (the “New Strategy”).  An amendment to the Fund’s Prospectus and SAI reflecting the New Strategy was filed with the Securities and Exchange Commission on November 6, 2015 (the “Updated Registration Statement”).  The New Strategy will not be implemented for the Fund until the Updated Registration Statement is effective, expected to be on or before January 6, 2015.

As of the closing of the Transaction, which is expected to occur December 31, 2015 (the “Transaction Closing”), all of the Fund’s investment sub-advisers will have resigned as sub-advisers for the Fund.  In anticipation of these resignations and to facilitate the transition to the New Strategy, the Board of Trustees of the Trust and a majority of the Fund’s shareholders, acting by written consent, approved the Fund temporarily transitioning up to 100% of its holdings to cash and/or cash equivalent positions as of and after the Transaction Closing until after the Updated Registration Statement is effective.

New Trustees and Officers

In addition, the shareholders, acting by written consent, have elected Neal Neilinger, Frank Codey, and Alan Bluestine as new trustees to the Trust’s Board of Trustees (collectively, the “New Trustees”), with Mr. Neilinger serving as the Chairman of the Board of Trustees. The New Trustees will be installed on January 1, 2015, at which time Edward J. Breslin, Paul S. Buckle, Alfred E. Smith, IV, and Sean McCooey will have resigned from their roles as Trustees. The Board has also appointed Neal Neilinger as President and Treasurer and John Kelly as Secretary as of January 1, 2015, when they will replace Sean McCooey (who will have resigned from his office as President and Treasurer of the Trust) and Daniel McCooey (who will have resigned from his office as Secretary of the Trust).

Mr. Neilinger has over twenty five years of experience in the financial industry, having held senior positions at Lehman Brothers, Deutsche Bank, Dresdner Bank and Aladdin Capital. Mr. Codey has more than twenty five years of experience as a senior product and strategy executive in the financial services industry, including positions at Bear Stearns, J.P. Morgan, Braver Stern Securities, Equity Fund Management, Equinox Group Distributors and the Colt Group. Mr. Bluestine has over twenty years of experience in the financial services industry.  Mr. Bluestine is current Chief Operating Officer of RockView Management, LLC.  Previously, Mr. Bluestine served as Chief Operating Officer at Zpoint Advisors LP and as Chief Financial Officer and Managing director at Sands, Brothers & Co., Ltd.

Following are the current trustees and officers of the Trust, their year of birth and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or Kimberlite are indicated in the table.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Frank Codey 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1964	Trustee	Since 2015

President of The Colt Group, LLC (a financial services consulting firm) (2013 - Present); President of Financial Intellect (financial industry data and research provider) (2013 – Present); President and Chief Operating Officer of Equinox Group Distributors (2011- 2013); Director of Operations at Braver Stern Securities (2010 – 2011).

				One	None
Alan Bluestine 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1964	Trustee	Since 2015	Chief Operating Officer of RockView Management, LLC (investment advisory firm) (2007 – Present).	One	None
Interested Trustee*
Neal Neilinger 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1964	Trustee, President and Treasurer	Since 2015

President of Kimberlite Asset Management, LLC (2015 – present); President and Chief Compliance Officer of Congressional Capital Management, LLC (2012 – present); Chief Investment Officer and Vice Chairman of Aladdin Capital (2008-2012)

				One	None
Officers
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Year of Birth: 1955	Chief Compliance Officer	Since 2014	President and Founder of Beacon Compliance Services, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	n/a	n/a
John Kelly 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1991	Secretary	Since 2015	Analyst, Kimberlite Group (since June 2015). Previously, Mr. Kelly was a student at Johns Hopkins University, where he graduated in 2015 with a BA in Economics.	n/a	n/a

* The Interested Trustee is an Interested Trustee because he is an officer and employee of Kimberlite.

Shareholders should anticipate receiving an Information Statement about the Transaction in the near future.

Investors Should Retain This Supplement for Future Reference

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